SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   March 6, 1995


                           WINDMERE CORPORATION
          (Exact Name of Registrant as Specified in its Charter)



         Florida             1-10177             59-1028301
    (State or Other     (Commission File         (IRS Employer
    of Incorporation)     Number)           Identification No.)



            5980 Miami Lakes Drive, Miami Lakes, Florida  33014
    (Address of Principal Executive Offices)       (Zip Code)

            Registrant's telephone number, including area code
                              (305) 362-2611




                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events

    On March 6, 1995, Windmere Corporation (the "Registrant") issued a press release announcing the decision of its Board of Directors to adopt a Common Stock Purchase Rights Plan.

    Reference is made to the press release filed as Exhibit 4.1 hereto. The information set forth in Exhibit 4.1 is hereby incorporated by reference herein.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

    The following is annexed as an Exhibit:

Exhibit
Number   Description

4.1      Press release, dated March 6, 1995, announcing the
         Registrant's adoption of a Common Stock Purchase Rights
         Plan.




                                 SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


    WINDMERE CORPORATION


Date:  March 7, 1995              By:  /s/ David M. Friedson
                                  David M. Friedson, President
                                  and Chief Executive Officer




                             INDEX TO EXHIBITS

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
Exhibit
Number              Exhibit Description                                Page

4.1 Press release, dated March 6,
    1995, announcing the Registrant's
    adoption of a Common Stock Purchase
    Rights Plan

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